UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Juniper Networks, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

JNPR Transaction Customer FAQ

1.	What was announced?

•	We announced an agreement to be acquired by HPE in an all-cash transaction with an equity value of approximately $14 billion.

•

The HPE product portfolio complements the Juniper Networks one in many key areas. Together, we expect to accelerate AI innovation in the networking market, leveraging secure AI-native and cloud-native networking to deliver superior customer experiences, while scaling and growing even faster.

•

Combined, we will have more resources to develop, sell and support products in all network domains, and in all of our customer segments (enterprise, cloud and service provider) so that those that are using the network to live, work and play are trusting the network for their most important applications irrespective of where they are.

•	We will also aim to deliver an industry-leading combination of comprehensive and end-to-end solutions built on the foundation of cloud, high performance and ‘Experience-first’.

2.	Why is HPE an ideal partner for Juniper?

•	Like us, understanding the customer is embedded in HPE’s DNA, which affirms our belief that this is the right next step for Juniper and will deliver an enhanced offering to you.

•

To that end, both Juniper and HPE have extensive experience integrating companies, and our executives have the requisite tools and knowledge gained throughout their careers to lead us in bringing our organization together.

•

The HPE product portfolio complements the Juniper one in many key areas. Together, we expect to accelerate AI innovation in the networking market, leveraging secure AI-native and cloud-native networking to deliver superior customer experiences, while scaling and growing even faster.

•

Combined, we expect to have expanded reach, cloud-native operations and control, and secure-AI networking. This is expected to be an important catalyst to drive innovation across the entire networking stack, including campus, branch, data center and wide area networking.

•	We will also seek to deliver an industry-leading combination of comprehensive and end-to-end solutions built on the foundation of cloud, high performance and ‘Experience-first’.

3.	What does this combination mean for customers?

•	Looking ahead, we remain as committed as ever to meeting and exceeding your expectations.

•	Until the transaction closes, which is currently expected to occur in late calendar year 2024 or early calendar year 2025, we are operating as usual.

•	With HPE, we are joining a company that is rooted in complementary values and services, which will support a seamless delivery of customer experiences.

•

Our goal is to ensure that you thrive in today’s landscape with solutions that simplify network operations and enable you to deliver new, unique, and differentiated experiences. We believe combining with HPE positions us to do just that.

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4.	How will you bring together Juniper and HPE’s portfolios and other solutions post-close ensuring no disruption of service?

•	We are incredibly excited about the prospect of combining our portfolios to achieve game-changing results for our customers.

•

Both Juniper and HPE have extensive experience integrating companies, and our executives have the requisite tools and knowledge gained throughout their careers to lead us in bringing our organization together.

•	Details will be worked out over the coming months.

•	Rest-assured we will do this in a gradual and thoughtful way to avoid any disruptions to our customers and partners.

5.	What will happen to current and future customer projects or contracts?

•	Our customers remain our top priority, and today’s announcement will have no impact on our vision, mission or day-to-day operations.

•	All current contracts will carry on in the normal course, and we look forward to continuing to serve you.

6.	Will my contact at Juniper change?

•	No. Juniper contacts remain the same and all current contracts will carry on in the normal course.

7.	Will I experience any delays or quality issues?

•	Until the transaction closes, we are operating as usual here at Juniper.

•	We remain focused on continuing to provide our customers with the same leading, high-quality solutions that they have come to expect from us.

8.	Will you still devote the time needed to my contract now and in the future? Are you going to take resources away from my contract?

•	Setting our customers up for success has been our top priority, and our combination with HPE does not change this objective.

•	We remain focused on continuing to provide our customers with the same leading, high-quality solutions that they have come to expect from us.

9.	What are the next steps in the integration planning process? When will we know more about the post-closing details?

•	We are still in very early days of this transaction.

•	Over the coming weeks, we will form an integration planning team to determine what the combined company will look like.

•	There are many details that will be worked out when the integration planning process commences, including decisions concerning organizational structure.

•	That being said, while we don’t have all the specifics right now, we’re committed to keeping you updated.

10.	Where can I find additional information?

•	Please reach out to your usual Juniper contact with questions or to discuss further.

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If a customer asks a question that you do not know the answer to, please tell them: “It is early in this process, and we do not have all the answers right now. I will do my best to get an answer and follow up with you.”

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements involve risks, uncertainties and assumptions and are based on Juniper’s current expectations, estimates, projections, beliefs and assumptions made by Juniper, all of which are subject to change. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” and similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Juniper’s control, and are not guarantees of future results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements and you should not place undue reliance on any such statements, and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining stockholder and regulatory approvals and other conditions to the completion of the transaction; (ii) the ability of HPE to integrate and implement its plans, forecasts and other expectations with respect to Juniper’s business after the completion of the proposed transaction and realize additional opportunities for growth and innovation; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) Juniper’s ability to implement its business strategies; (v) potential significant transaction costs associated with the proposed transaction; (vi) the risks related to HPE’s financing of the proposed transaction, (vii) potential litigation or regulatory actions relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm Juniper’s business, including current plans and operations, and risks related to diverting management’s attention from Juniper’s ongoing business operations and relationships; (ix) the ability of Juniper to retain and hire key personnel; (x) potential adverse business uncertainty resulting from the announcement, pendency or completion of the proposed transaction, including restrictions during the pendency of the proposed transaction that may impact Juniper’s ability to pursue certain business opportunities or strategic transactions; (xi) legal, regulatory, tax and economic developments affecting Juniper’s business; (xii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities or current or future pandemics or epidemics, as well as Juniper’s response to any of the aforementioned factors; and (xiii) other risks described in Juniper’s Annual Report on Form 10-K for its fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Juniper from time to time with the SEC. These risks should not be considered a complete statement of all potential risks and uncertainty, and are discussed more fully, along with other risks associated with the proposed transaction, in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Juniper does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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Additional Information and Where to Find It

In connection with the proposed transaction between Juniper and HPE, Juniper will file with the SEC the Proxy Statement, the definitive version of which will be sent or provided to Juniper stockholders. Juniper may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Juniper may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Juniper through the website maintained by the SEC at www.sec.gov, Juniper’s investor relations website at https://investor.Juniper.net or by contacting the Juniper investor relations department at the following:

Jess Lubert

Juniper Networks

(408) 936-3734

jlubert@juniper.net

Participants in the Solicitation

Juniper and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Juniper’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Juniper’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 29, 2023. Juniper stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Juniper directors and executive officers in the transaction, which may be different than those of Juniper stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

To the extent holdings of Juniper’s securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the proposed transaction when it is filed with the SEC.

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